22nd Century Group Approved to List Common Stock on NYSE MKT

CLARENCE, N.Y. - 22nd Century Group, Inc. (OTCQB: XXII) today announced that the Company has received approval to list its common stock on the NYSE MKT. Trading on the NYSE MKT is expected to commence on Tuesday, March 11, 2014 under the Company's current symbol, XXII. In connection with this NYSE MKT listing, 22nd Century Group will cease trading on the OTCBB and OTCQB.

“The listing of our common stock on NYSE MKT is an important milestone for the Company since many institutional investors and retail brokers looking to build a position in 22nd Century Group stock are not allowed to purchase OTC Bulletin Board stocks,” stated Joseph Pandolfino, 22nd Century’s Founder and CEO. He added, “22nd Century Group in recent months has implemented important components of its business plan and has delivered strong financial growth, and we anticipate our transition to the NYSE MKT will greatly facilitate continued growth in shareholder value as we meet additional upcoming milestones."

“We welcome 22nd Century Group, Inc. to the NYSE MKT’s listed company community," said Scott Cutler, Executive Vice President & Head of Global Listings, NYSE Euronext.  “We congratulate 22nd Century Group on its first day of trading on the NYSE MKT and look forward to a long-standing partnership with the company and its shareholders.”

22nd Century Group selected Virtu Financial as its Designated Market Maker on the NYSE MKT.

22nd Century Group is currently scheduled to ring the opening bell at the New York Stock Exchange on Tuesday June 17, 2014.

For additional information, please visit: www.xxiicentury.com

About 22nd Century Group, Inc.

22nd Century is a plant biotechnology company whose proprietary technology allows for the levels of nicotine and other nicotinic alkaloids (e.g., nornicotine, anatabine and anabasine) in the tobacco plant to be decreased or increased through genetic engineering and plant breeding. 22nd Century owns or is the exclusive licensee of 114 issued patents in 78 countries plus an additional 38 pending patent applications. Goodrich Tobacco Company, LLC and Hercules Pharmaceuticals, LLC are wholly-owned subsidiaries of 22nd Century. Goodrich Tobacco is focused on premium commercial tobacco products and potentially less harmful cigarettes. Hercules Pharmaceuticals is focused on X-22, a prescription smoking cessation aid in development.

Cautionary Note Regarding Forward-Looking Statements: This press release contains forward-looking information, including all statements that are not statements of historical fact regarding the intent, belief or current expectations of 22nd Century Group, Inc., its directors or its officers with respect to the contents of this press release. The words “may,” “would,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “intend” and similar expressions and variations thereof are intended to identify forward-looking statements. We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances, or to reflect the occurrence of unanticipated events. You should carefully review and consider the various disclosures made by us in our annual report on Form 10-K for the fiscal year ended December 31, 2013, filed on January 30, 2014, including the section entitled “Risk Factors,” and our other reports filed with the U.S Securities and Exchange Commission which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

Contact

Redington, Inc.

Tom Redington

203-222-7399